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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 28, 2003



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



      California                      File No. 0-19231           68-0166366
      ----------                      ----------------           ----------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer)
 Incorporated or organization)                               Identification No.)



   111 Santa Rosa Avenue, Santa Rosa, California                95404-4905
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       (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800
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


Item 5.  Other Events

Press release for the following (article attached):

         Redwood Empire Bancorp announces completion of trust preferred financing.










                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:        7-28-03                REDWOOD EMPIRE BANCORP
       --------------------         ----------------------
                                          (Registrant)



                                    By: /s/ James E. Beckwith
                                        -----------------------------
                                        James E. Beckwith
                                        Executive Vice President and
                                        Chief Operating Officer

                                            FOR:     REDWOOD EMPIRE BANCORP
                                    APPROVED BY:     James E. Beckwith
                                                     EVP/Chief Operating Officer
                                                     (707) 522-5215

For Immediate Release


                 REDWOOD EMPIRE BANCORP ANNOUNCES COMPLETION OF
                            TRUST PREFERRED FINANCING

SANTA ROSA, Calif. (July 24, 2003) -- Redwood Empire Bancorp (NASDAQ: REBC) reported today that the Company has completed its $10,000,000 trust preferred securities financing. The financing, which is due in 30 years, qualifies for Tier II regulatory capital treatment, bears an interest rate of 6.35% for five years and then resets to the three month LIBOR plus 3.1% for the next 25 years. Debt issuance costs amounted to approximately $215,000 and will be amortized over the life of the offering. "The funds are being used for stock repurchases and other corporate purposes," stated Chief Operating Officer James Beckwith.

         The trust preferred securities have not been and will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

         This press release shall not constitute an offer to sell or the solicitation of an offer to buy the trust preferred securities. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended.

         Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties.

         All statements contained in this release, which are not historical facts, are forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act, that are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described in the Company's Securities and Exchange Commission filings. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

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